VESSELS (Tables)	6 Months Ended
Jun. 30, 2016
VESSELS [Abstract]
Vessels, net

The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All figures in USD ‘000	June 30, 2016	December 31, 2015
Vessels	1,611,436	1,530,245
Drydocking	86,161	82,695

Total	1,697,597	1,612,940

Less Accumulated Depreciation	(693,251)	(650,255)

Vessels, net	1,004,346	962,685